UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2006

ASSET BACKED SECURITIES CORPORATION
on behalf of the Home Equity Mortgage Trust 2006-2

(Exact name of registrant as specified in charter)

Delaware	333-131465-03	13-3354848
(State or other jurisdiction	(Commission File Number	(IRS. Employer
of incorporation)		Identification No.)

Eleven Madison Avenue
New York, New York 10010
(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (212) 325-2000

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events.

ITEM 8.01. Other Events.

On April 28, 2006, Asset Backed Securities Corporation caused the issuance and sale of the Home Equity Mortgage Trust 2006-2, Asset-Backed Notes, Series 2006-2 (the “Notes”), pursuant to an Indenture, dated as of April 28, 2006, between Home Equity Mortgage Trust 2006-2, as issuer and U.S. Bank National Association, as indenture trustee.

Item 9.  Financial Statements and Exhibits.

ITEM 9.01 (c) Exhibits.

(c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

4.1
Servicing Agreement, dated as of April 28, 2006, among Wilshire Credit Corporation, as servicer, PNC Bank, N.A., as servicer, Ocwen Loan Servicing, LLC, as servicer, Select Portfolio Servicing, Inc., as special servicer, U.S. Bank National Association, as indenture trustee and Home Equity Mortgage Trust 2006-2, as issuer.

4.2	Trust Agreement, dated as of April 28, 2006, between Asset Backed Securities Corporation, as depositor, and Wilmington Trust Company, as owner trustee.

4.3	Indenture, dated as of April 28, 2006, between Home Equity Mortgage Trust 2006-2, as issuer, and U.S. Bank National Association, as indenture trustee (including Appendix A thereto).

10.1
Loan Purchase Agreement, dated as of April 28, 2006, among DLJ Mortgage Capital, Inc., as seller, Asset Backed Securities Corporation, as purchaser, Home Equity Mortgage Trust 2006-2, as issuer, and U.S. Bank National Association, as indenture trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSET BACKED SECURITIES CORPORATION

By:	/s/ Bruce S. Kaiserman
Name:	Bruce S. Kaiserman
Title:	Vice President

Dated: April 28, 2006

Exhibit Index

Exhibit Number	Description
4.1
Servicing Agreement, dated as of April 28, 2006, among Wilshire Credit Corporation, as servicer, PNC Bank, N.A., as servicer, Ocwen Loan Servicing, LLC, as servicer, Select Portfolio Servicing, Inc., as special servicer, U.S. Bank National Association, as indenture trustee and Home Equity Mortgage Trust 2006-2, as issuer.

4.2	Trust Agreement, dated as of April 28, 2006, among Asset Backed Securities Corporation, as depositor, and Wilmington Trust Company, as owner trustee.
4.3	Indenture, dated as of April 28, 2006, between Home Equity Mortgage Trust 2006-2, as issuer, and U.S. Bank National Association, as indenture trustee (including Appendix A thereto).
10.1
Loan Purchase Agreement, dated as of April 28, 2006, among DLJ Mortgage Capital, Inc., as seller, Asset Backed Securities Corporation, as purchaser, Home Equity Mortgage Trust 2006-2, as issuer, and U.S. Bank National Association, as indenture trustee.